GENERAL	6 Months Ended
Jun. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1: GENERAL

a.
SuperCom Ltd. (the “Company”) is an Israeli resident company organized in 1988 in Israel. On January 24, 2013, the Company changed its name back to SuperCom Ltd, its original name, from Vuance Ltd. On September 12, 2013, the Company’s ordinary shares were approved for listing on the NASDAQ Capital Market and began trading under the ticker symbol “SPCB” on September 17, 2013. Previously, the Company’s ordinary shares traded on the OTCQB® electronic quotation service.

The Company is a global provider of e-GOV, IoT, Communication and Cyber Security solutions to governments and organizations, both private and public, throughout the world; (i) IoT products and solutions reliably identify, track and monitor people or objects in real-time, enabling customers to detect unauthorized movement of people, vehicles and other monitored objects. The Company provides an all-in-one field-proven PureSecurity suite, accompanied by services specifically tailored to meet the requirements of an IoT customer; (ii) Proprietary e-Government platforms and innovative solutions for traditional and biometrics enrollment, personalization, issuance, and border control services, the Company have helped governments and national agencies design and issue secured multi-identification, or Multi-ID, documents and robust digital identity solutions to their citizens, visitors, and Lands; (iii) Solutions for carrier wi-fi, enterprise connectivityas well as its legacy backhaul services and products; (iv) Cutting edge endpoint data protection guarding against corporate data loss and theft through content discovery and inspection, encryption methodologies, and comprehensive device and port control, The Company maps sensitive information and controls data flow through email, web, external devices, and additional channels.

b.	Liquidity Analysis

The Company has experienced net losses and significant cash outflows from cash used in operating activities over the past 3 years. As of six months ended June 30, 2022, the Company had an accumulated deficit of $100,628 and net cash used in operating activities of $4,134, compared to $4,188 for six months ended June 30, 2021.

Management has evaluated the significance of the conditions described above in relation to the Company’s ability to meet its obligations and noted that as of June 30, 2022, the Company had cash, cash equivalent, and restricted cash of $3,921 and positive working capital of $21,948.

Additionally, the Company secured financing of $20,000 during 2018, of which $6,000 remains available to the Company to draw during the 12 months following the balance sheet date, under certain conditions. Throughout 2021, the Company also secured through the issuance of multiple notes aggregate gross proceeds of $12,000 of subordinated debt.

On March 1, 2022, the Company raised $4.65 million in a registered direct offering with a single accredited institutional investor of an aggregate of 3,130,000 of its ordinary shares, and 4,401,585 pre-funded warrants to purchase ordinary shares with an exercise price of $0.00001 per share, and concurrent private placement to the Purchaser of the Company’s private warrants to purchase an aggregate of 5,648,689 or ordinary shares at an exercise price of $0.70 per share.

On July 27, 2022, the Company raised $1.74 million in a cash exercise of Company’s private warrants, as amended, of 5,648,689 of its ordinary shares at exercise price of $0.308, and concurrent private placement to the accredited institutional investor of the Company’s private warrants to purchase an aggregate of 5,648,689 or ordinary shares at an exercise price of $0.32 per share.

To date, the Company has used the proceeds from the secured financing, subordinated debt, and private placement (i) to satisfy certain indebtedness; and (ii) for general corporate purposes, and (iii) for working capital needs for multiple new government customer contracts with significant positive cash flow.

Furthermore, the available $6 million secured credit facility from Fortress Investment Group may provide the Company with additional access to capital if needed.

The Company believes that based on the above-mentioned secured financings, management’s plans, significant cost savings, and expected cash streams from the Company’s current contracts with customers worldwide, it will be able to fund its operations for at least the next 12 months.

c.	Senior Secured Credit Facility

On September 6, 2018, and October 26, 2018, through a two-stage closing process, the Company entered into a Senior Secured Credit Facility with affiliates of Fortress Investment Group LLC("Fortress") with an aggregate principal amount of up to $20,000 (the "Credit Facility"). The Initial Term Loan, finalized on October 26, 2018 has an aggregate principal of $10,000, and the Incremental Term Loan provides up to an additional $10,000 in principal through Incremental Draws of at least $1,000 each. In 2019, a total of $4,000 gross was drawn on the Incremental Term Loan, and some of the terms of the Credit Facility were amended to support the company's needs. The Credit Facility is set to mature on September 6, 2021, and bears interest on the borrowed balance at a rate per annum equal to LIBOR plus an applicable margin (the "Interest Margin") dependent on the EBITDA Leverage Ratio, which is calculated and reset on a quarterly basis (8.0% for an EBITDA Leverage Ratio greater than or equal to 2.50x; 7.0% for an EBITDA Leverage Ratio less than 2.50x). At the Company's election, interest is paid in cash or in-kind in the amount of 4% per annum of the Interest Margin. The balance of interest is payable in cash monthly in arrears. For amounts that remain un-borrowed, the Company incurs interest at a rate of 0.50% per annum ("Unused Fee"). From closing until today, the Company only paid monthly interest payments. The Company expects to start making partial monthly amortization payments towards the principal balance, with the majority of the principal to be paid via a bullet payment at the maturity date, expected to be in December 2024.

The Credit Facility is subject to an original issue discount equal to 2.5% of any drawn amounts, and amounts repaid cannot be re-borrowed. At maturity, an end-of-term fee of 2.25% to 4.5% is owed by the Company for any amounts drawn. In connection with securing the Credit Facility, the Company incurred legal and due diligence fees, which are recorded together with the original issue discount and end-of-term fee, and amortized into interest expense over the life of the Credit Facility.

In connection with the Credit Facility, the Investor received 25,000 warrants initially and an additional 75,000 warrants for amendments (the “Credit Facility Warrants”) and purchased 106,705 unregistered common shares at a share price of $1.87 from Company at a total of $200. The Credit Facility Warrants mature 7 years from the date of issuance, were set to be issued at a strike price at a premium to the then current market price.

In 2021, the Company secured through the issuance of an additional subordinated notes, gross proceeds of $12,000. For the consideration of $12,000 in gross proceeds, SuperCom issued a two-year unsecured, subordinated promissory note to a certain institutional investor, one in February 2021 and the other in June 2021, both with similar structures and terms. The notes have a 5% annual coupon and a built-in increase to the balance of the notes by 5% every 6 months, for any portion of the notes which has not been paid down prior to maturity. All principal and interest accrued is required to be paid in only one-bullet payment at maturity, and the company has the right to pre-pay any portion of either note at any time without a pre-payment penalty. The company has an option at its discretion only, at any time after 12 months to pay down all or a portion of either note using its ordinary shares, subject to certain conditions being met.

As of June 30, 2022, the outstanding principal, including accrued interest, of the Credit Facility and the aggregate balance for these Subordinated Debt was $32,337.

The Company purchases certain services and products used by it to generate revenues in its projects and sales from several sole suppliers. Although there are only a limited number of manufacturers of those particular services and products, management believe that other suppliers could provide similar services and products on comparable terms without affecting operating results.